Supplement dated October 10, 2007 to the
Pacific Life Funds Prospectus Dated July 1, 2007
This supplement revises the Pacific Life Funds Prospectus dated July 1, 2007 (Prospectus) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.
The ABOUT THE PORTFOLIO MANAGERS section is changed as follows:

The address for ClearBridge Advisors, LLC has changed to 620 Eighth Avenue, New York, NY 10018.

The following replaces the information listed for Gary Buesser for the PL Mid-Cap Value Fund within the Lazard subsection:

Gary Buesser, CFA PL Mid-Cap Value Fund — Since inception	Director and portfolio manager of Lazard, was a senior vice president from 2002 to 2006, until he was promoted to his current position. From 2001 to 2002, he was a vice president. He is a mid-cap and strategic equity portfolio manager. Prior to joining Lazard in 2000, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. He has over 24 years of investment experience. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary College. He is a member of the New York Society of Security Analysts.

The following replaces the company information listed for Van Kampen:

Van Kampen

522 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as subadviser to Pacific Life Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Van Kampen and its affiliated asset management companies managed approximately $500.4 billion in assets as of March 31, 2007. Van Kampen manages the PL Comstock, PL Mid-Cap Growth, and the PL Real Estate Funds.

The following information is added for the PL Comstock Fund within the Van Kampen subsection:

Devin Armstrong, CFA PL Comstock Fund — since 2007	Portfolio manager, is a vice president of Van Kampen. He joined Van Kampen in 2004 as a member of the Van Kampen U.S. research team while also attending Columbia Business School (2002-2004). Prior to joining the firm, he was a research associate from 1999 to 2002 at William Blair & Company and prior to that, was a senior analyst at Ibbotson Associates. He has 8 years of investment industry experience. Mr. Armstrong has a BS from the University of Illinois and an MBA from Columbia University.

James Warwick, CFA PL Comstock Fund — since 2007	Portfolio manager, is a vice president of Van Kampen. He joined Van Kampen in 2002 as a portfolio manager. Prior to joining the firm, he was a sales manager from 1995 to 2002 at AIM Management Group. He has 14 years of investment industry experience. Mr. Warwick has a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Supplement dated October 10, 2007 to the
Pacific Life Funds Statement of Additional Information dated July 1, 2007
      This supplement revises the Pacific Life Funds (“Fund”) Statement of Additional Information dated July 1, 2007 (“SAI”), and must be preceded or accompanied by the Fund’s SAI. Remember to review the Fund’s SAI for other important information.
Under the SECURITIES AND INVESTMENT TECHNIQUES section — Commercial Paper subsection, the following paragraph is deleted:

Each Fund may invest in commercial paper denominated in U.S. dollars by U.S. corporations or foreign corporations. If issued by a foreign corporation, such commercial paper is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.
Under the ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS section, the following changes are made:

For the Fund Management Agreements subsection, the following information is revised for ClearBridge, Loomis Sayles and Van Kampen (Morgan Stanley Investment Management Inc.), respectively:

The address for ClearBridge Advisors LLC has changed to 620 Eighth Avenue, New York NY 10018.

The name of the parent company for Loomis Sayles has changed to Natixis Global Asset Management, L.P. (“NATIXIS”) from IXIS Asset Management US Group, L.P. (“IXIS”). All references to IXIS are replaced with NATIXIS.

The address for Morgan Stanley Investment Management Inc. (“MSIM”), which does business as Van Kampen, has changed to 522 Fifth Avenue, New York, NY 10036.
Under the ADDITIONAL INFORMATION ABOUT THE FUND PORTFOLIO MANAGERS subsection, the following changes are made:

In the Compensation Structures and Methods subsection, information for ClearBridge is replaced with the following:

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

In the Other Accounts Managed subsection — the information in the table below is updated with regard to the PL Large-Cap Value Fund in both the asset based fees table beginning on page 85 and the performance based fees table beginning on page 87, and information is added to the PL Comstock Fund in the asset based fees table beginning on page 85:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets in	Number of	Total Assets in	Number of	Total Assets in
Fund Managers	Accounts	the Accounts	Accounts	the Accounts	Accounts	the Accounts

PL Large-Cap Value
Dmitry Khaykin†	5	$4,970,000,000	2	$140,000,000	5,841	$2,900,000,000
PL Comstock
Devin E. Armstrong†	15	$31,873,893,894	2	$1,141,220,594	14,156	$2,897,293,695
James N. Warwick†	14	$31,531,232,608	2	$1,141,220,594	14,157	$3,239,954,981

†	Numbers are as of August 31, 2007

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets in	Number of	Total Assets in	Number of	Total Assets in
Fund Managers	Accounts	the Accounts	Accounts	the Accounts	Accounts	the Accounts

PL Large-Cap Value
Dmitry Khaykin†	1	1,360,000,000	None	N/A	None	N/A

†	Numbers are as of August 31, 2007
Under the OTHER INFORMATION section — Proxy Voting Policies and Procedures subsection, reference to Pacific Life in the last sentence of the last paragraph is replaced with PLFA.